UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2008

HELICOS BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33484	05-0587367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square Building 700 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

(617) 264-1800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Introductory Note

On January 31, 2008, Helicos BioSciences Corporation (“Helicos” or the “Company”) filed a Current Report on Form 8-K under Item 5.02 (the “Original Filing”) to report the appointment of Elisabeth K. Allison, Ph.D. to its Board of Directors.  Because Ms. Allison had not been appointed to serve on any committee of the board at the time the Form 8-K was filed, disclosure of the committee of the board on which she would serve was not included in accordance with Instruction No. 2 of the Instructions to Item 5.02.  This Form 8-K/A is filed as an amendment to the Original Filing.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(d)           The Board of Directors of Helicos BioSciences Corporation (“Helicos” or the “Company”) elected Elisabeth K. Allison, Ph.D. to serve as a member of the Company’s Board of Directors effective January 28, 2008.  In addition, effective as of the date of this Form 8-K/A, Ms. Allison became a member of the Compensation Committee.  Ms. Allison will serve as a Class I Director whose initial term will expire at the annual meeting of stockholders held in 2008.  Ms. Allison is currently a principal at ANZI Partners, a transactional firm specializing in acquisitions, strategic partnerships, joint ventures, licensing, and distribution agreements in the publishing and software industries since 1995.  There are no arrangements between Ms. Allison and any other persons pursuant to Ms. Allison was selected as a director.  There are no transactions, or proposed transactions, to which the Company is or was to be party and in which Ms. Allison had a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.  A copy of the press release announcing Ms. Allison’s election is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

                (d)           Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated January 31, 2008*

* Previously Filed

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELICOS BIOSCIENCES CORPORATION

	By:	/s/ Stanley N. Lapidus
Name: Stanley N. Lapidus
Title: Chairman and Chief Executive Officer

Dated: March 13, 2008

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Press Release of the Company dated January 31, 2008*

* Previously Filed